Exhibit 99.1

InfoSpace Announces Record Search Revenues for Third Quarter

BELLEVUE, Wash., October 28, 2009 (BUSINESS WIRE) — InfoSpace, Inc. (NASDAQ:INSP) today announced financial results for the third quarter ended September 30, 2009.

“InfoSpace posted another strong quarter, with good performance across all of our key financial metrics,” said Will Lansing, president and chief executive officer of InfoSpace. “Our results reflect impressive execution by the distribution team, which added nine new partners, and improved profitability in our core search business. We are seeing positive trends in the overall search industry and are optimistic about our continued growth in this environment.”

Revenues for the third quarter of 2009 were $54.4 million, reflecting a $14.9 million or 38% increase from the third quarter of 2008. Distribution revenues represented $41.7 million or 77% of revenues in the third quarter 2009.

Adjusted EBITDA was $7.1 million for the third quarter of 2009, compared to Adjusted EBITDA of $6.6 million for the third quarter of 2008.

Net income for the third quarter of 2009 was $1.8 million, or $0.05 per share, compared to net loss of $9.9 million, or $0.29 per share, for the third quarter of 2008.

Cash, cash equivalents, and marketable securities as of September 30, 2009 totaled $214.1 million, including $8.2 million of auction rate securities. At the end of the third quarter, the Company had no debt obligations.

Fourth Quarter 2009 Outlook

For the fourth quarter of 2009, the Company expects revenues between $57 million and $60 million, Adjusted EBITDA between $7.4 million and $8.4 million, and net income between $3.3 million and $4.3 million, or $0.09 to $0.12 per share, which includes a one-time benefit from a net tax refund that increases net income by $3.3 million and Adjusted EBITDA by $2.4 million.

Conference Call and Webcast

A conference call will be held today at 2 p.m. Pacific / 5 p.m. Eastern. The live webcast can be accessed in the Investor Relations section of the InfoSpace corporate Web site, at http://www.infospaceinc.com. A replay of the call will be available from approximately one hour after the call through 9 p.m. Pacific time on November 4, 2009.

Use of Non-GAAP Financial Measures

InfoSpace’s Adjusted EBITDA is calculated by adjusting GAAP net income (loss) to exclude the effects of discontinued operations, income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, loss on investments, net, and other income, net (including such items as interest income, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed in the accompanying table to the preliminary unaudited condensed consolidated financial statements.

InfoSpace’s management believes that this non-GAAP financial measure provides meaningful supplemental information regarding the Company’s performance by excluding certain expenses and gains that management believes are not indicative of its core business operating results. InfoSpace believes that management and investors benefit from referring to this non-GAAP financial measure in assessing InfoSpace’s performance. Adjusted EBITDA should be evaluated in light of the Company’s financial results prepared in accordance with GAAP. A table reconciling the Company’s Adjusted EBITDA to net income (loss) in accordance with GAAP accompanies the preliminary unaudited condensed consolidated financial statements included in this release.

About InfoSpace, Inc.

InfoSpace, Inc., a leading developer of metasearch products, is focused on bringing the best of the Web to Internet users. InfoSpace’s proprietary metasearch technology combines the top results from several of the largest online search engines, providing fast and comprehensive search results. InfoSpace sites include Dogpile® (www.dogpile.com), DoGreatGood™ (www.dogreatgood.com), MetaCrawler® (www.metacrawler.com), WebCrawler® (www.webcrawler.com), and WebFetch® (www.webfetch.com). InfoSpace’s metasearch technology is also available on nearly 100 partner sites, including content, community, and connectivity sites. More information may be found at www.infospaceinc.com.

InfoSpace.com, InfoSpace, Dogpile, DoGreatGood, MetaCrawler, WebCrawler, WebFetch, and other marks are trademarks of InfoSpace, Inc. The names of other companies and products mentioned herein may be the trademarks of their respective owners.

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Investor Contact:

Stacy Ybarra, InfoSpace

(425) 709-8127

stacy.ybarra@infospace.com

This release contains forward-looking statements relating to InfoSpace, Inc.’s operating results that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Words such as “expect,” “believe,” “intend,” “anticipate” and “are optimistic,” and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. Forward-looking statements include, without limitation: statements regarding trends in the overall search industry and InfoSpace’s continued growth in this environment and statements regarding InfoSpace’s expectations for financial performance and results of operations for the fourth quarter of 2009. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could affect InfoSpace’s actual results include: the completion of the review of the financial statements for the third quarter of 2009; changes in relationships with customers and distribution partners on which InfoSpace depends and that represent a substantial portion of revenues; general economic, industry, and market sector conditions; the progress and costs of the development of InfoSpace’s products and services; the timing and extent of market acceptance of those products and services; the ability to successfully integrate acquired businesses; the successful execution of InfoSpace’s strategic initiatives, operating plans, and marketing strategies; and the condition of cash investments. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in InfoSpace’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, in the section entitled “Risk Factors” and elsewhere in such document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Operations

(Unaudited)

(Amounts in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Revenues	$54,356	$39,469	$137,189	$119,979

Operating expenses:(1)

Content and distribution	34,016	18,265	78,702	58,119
Systems and network operations	2,430	3,238	7,220	8,454
Product development	1,207	2,757	4,216	7,895
Sales and marketing	6,694	6,882	18,776	16,712
General and administrative	6,884	5,940	19,452	18,622
Depreciation and amortization	1,818	2,160	5,440	5,378
Restructuring and other, net	—	(9)	—	(1,880)

Total operating expenses	53,049	39,233	133,806	113,300

Operating income	1,307	236	3,383	6,679

Loss on investments, net(2)	—	(11,046)	(5,016)	(22,115)
Other income, net	472	1,458	1,545	6,355

Income (loss) from continuing operations before income taxes	1,779	(9,352)	(88)	(9,081)

Income tax benefit (expense)	32	(548)	(251)	(153)

Income (loss) from continuing operations	1,811	(9,900)	(339)	(9,234)

Discontinued operations:

Loss from discontinued operations, net of taxes	—	(12)	—	(1,323)
Loss on sale of discontinued operations, net of taxes	—	(13)	—	(208)

Net income (loss)	$1,811	$(9,925)	$(339)	$(10,765)

Earnings (loss) per share - Basic

Income (loss) from continuing operations	$0.05	$(0.29)	$(0.01)	$(0.27)
Loss from discontinued operations	—	(0.00)	—	(0.04)
Loss on sale of discontinued operations	—	(0.00)	—	(0.00)

Net income (loss) per share - Basic	$0.05	$(0.29)	$(0.01)	$(0.31)

Weighted average shares outstanding used in computing basic income (loss) per share	35,035	34,479	35,945	34,371

Earnings (loss) per share - Diluted

Income (loss) from continuing operations	$0.05	$(0.29)	$(0.01)	$(0.27)
Loss from discontinued operations	—	(0.00)	—	(0.04)
Loss on sale of discontinued operations	—	(0.00)	—	(0.00)

Net income (loss) per share - Diluted	$0.05	$(0.29)	$(0.01)	$(0.31)

Weighted average shares outstanding used in computing diluted income (loss) per share	35,766	34,479	35,945	34,371

(1)	Stock-based compensation expense for the three and nine months ended September 30, 2009 and 2008 is allocated among the following captions (in thousands):

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Systems and network operations	$238	$494	$552	$1,307
Product development	435	1,080	757	2,720
Sales and marketing	974	1,074	1,423	2,965
General and administrative	2,287	1,535	4,642	4,392

Total stock-based compensation expense	$3,934	$4,183	$7,374	$11,384

(2)

In the nine months ended September 30, 2009, the Company recorded net other-than-temporary impairment charges of $5.0 million relating to the auction rate securities investments that it holds. In the three and nine months ended September 30, 2008, the Company recorded other-than-temporary impairment charges relating to the auction rate securities investments that it holds of $9.0 million and $20.0 million, respectively. In the three and nine months ended September 30, 2008, the Company recorded a charge of $2.1 million to write down the carrying value of certain equity investments.

InfoSpace, Inc.

Preliminary Condensed Consolidated Balance Sheets

(Unaudited)

(Amounts in thousands)

	September 30, 2009	December 31, 2008
ASSETS

Current assets:
Cash and cash equivalents	$93,250	$49,936
Short-term investments, available-for-sale	112,695	141,592
Accounts receivable, net	21,661	15,423
Notes and other receivables	3,891	1,349
Prepaid expenses and other current assets	2,193	1,767

Total current assets	233,690	210,067

Property and equipment, net	13,650	18,078
Long-term investments, available-for-sale	8,200	13,916
Goodwill and other intangible assets, net	45,319	44,123
Other long-term assets	4,431	4,949

Total assets	$305,290	$291,133

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$6,620	$6,518
Accrued expenses and other current liabilities	27,920	19,707
Liabilities of discontinued operations	—	1,109

Total current liabilities	34,540	27,334

Other long-term liabilities	1,663	1,475

Total liabilities	36,203	28,809

Stockholders’ equity:
Common stock	4	3
Additional paid-in capital	1,300,457	1,292,360
Accumulated deficit	(1,032,918)	(1,032,579)
Accumulated other comprehensive income	1,544	2,540

Total stockholders’ equity	269,087	262,324

Total liabilities and stockholders’ equity	$305,290	$291,133

Summary of cash, short-term and long-term investments:
Cash and cash equivalents	$93,250	$49,936
Short-term investments, available-for-sale	112,695	141,592
Long-term investments, available-for-sale	8,200	13,916

Cash, short-term and long-term investments	$214,145	$205,444

InfoSpace, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(Unaudited)

(Amounts in thousands)

	Nine months ended
	September 30, 2009	September 30, 2008
Operating activities:
Net loss	$(339)	$(10,765)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Loss from discontinued operations	—	1,323
Loss on sale of discontinued operations	—	208
Loss on investments, net	5,016	22,115
Stock-based compensation	7,374	11,384
Depreciation and amortization	5,440	5,378
Deferred income taxes	186	(1,423)
Gain on sale of non-core assets, net	—	(1,897)
Loss on disposals of property and equipment	635	—
Other	228	34
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	(6,234)	2,025
Notes and other receivables	(3,042)	5,927
Prepaid expenses and other current assets	(426)	(145)
Other long-term assets	359	3,278
Accounts payable	144	(464)
Accrued expenses and other current and long-term liabilities	6,984	(58,554)

Net cash provided (used) by operating activities	16,325	(21,576)

Investing activities:
Business acquisition, net of cash acquired	(395)	—
Purchases of property and equipment	(1,654)	(10,672)
Other long-term assets	159	(1,003)
Proceeds from the sale of assets	611	2,313
Proceeds from sales and maturities of investments	75,600	43,980
Purchases of investments	(47,317)	(17,984)

Net cash provided by investing activities	27,004	16,634

Financing activities:
Special dividend paid	—	(299,146)
Proceeds from stock option exercises and issuance of stock through employee stock purchase plan	405	454
Repayment of capital lease obligations	(420)	(96)

Net cash used by financing activities	(15)	(298,788)

Discontinued operations:
Net cash used by operating activities attributable to discontinued operations	—	(15,361)

Net increase (decrease) in cash and cash equivalents	43,314	(319,091)

Cash and cash equivalents:
Beginning of period	49,936	498,326

End of period	$93,250	$179,235

InfoSpace, Inc.

Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure

Preliminary Adjusted EBITDA from Continuing Operations Reconciliation (1)

(Unaudited)

(Amounts in thousands)

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Net income (loss)(2)	$1,811	$(9,925)	$(339)	$(10,765)
Discontinued operations	—	25	—	1,531
Depreciation and amortization	1,818	2,160	5,440	5,378
Stock-based compensation	3,934	4,183	7,374	11,384
Loss on investments, net	—	11,046	5,016	22,115
Other income, net(3)	(472)	(1,458)	(1,545)	(6,355)
Income tax expense (benefit)	(32)	548	251	153

Adjusted EBITDA from continuing operations	$7,059	$6,579	$16,197	$23,441

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance

(Amounts in thousands)

	Ranges for the Three months ending December 31, 2009
Net income	$3,300	$4,300
Depreciation and amortization	1,800	1,800
Stock-based compensation	3,300	3,300
Loss on investments	—	—
Other income, net(3)	(1,100)	(1,100)
Income tax expense	100	100

Adjusted EBITDA	$7,400	$8,400

(1)

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from continuing operations is a non-GAAP financial measure and is reconciled to net income (loss), which the Company’s management believes to be the most comparable generally accepted accounting principles (“GAAP”) measure. Adjusted EBITDA from continuing operations results are calculated by adjusting GAAP net income (loss) to exclude the effects of discontinued operations, income taxes, depreciation, amortization of intangible assets, stock-based compensation expense, losses on investments, net, and other income, net (including such items as interest income, litigation settlements and contingencies, foreign currency gains or losses, and gains or losses from the disposal of assets), as detailed above. The Company uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. The Company’s management believes that this non-GAAP financial measure is a common measure used by investors and analysts to evaluate its performance. This non-GAAP financial measure is used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations and trends affecting the Company’s business. This non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, or superior to, net income (loss) in accordance with GAAP.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)	Other income, net, primarily consists of interest income, gains or losses from the disposal of assets, and foreign currency transaction gains or losses.